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                                                                    EXHIBIT 23.1




               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


         As independent certified public accountants, we hereby consent to the incorporation of our report dated January 24, 2001 included in this Form 8-K, into Kaneb Pipe Line Operating Partnership, L.P.'s previously filed Form S-3 (No. 333-71638).





ARTHUR ANDERSEN LLP


West Palm Beach, Florida,
January 24, 2002